Exhibit 10.1

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

THIS FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE dated February 27, 2023 (this “Amendment”), is entered into by TrueVote, Inc. (“TV”) and Global Election Services, Inc. (“GES”). Capitalized terms used but not defined herein have the meaning ascribed to them in the Note (as defined below).

WITNESSETH:

WHEREAS, TV issued to GES that certain Convertible Promissory Note dated December 20, 2019 in the principal amount of $50,000 (the “Note”); and

WHEREAS, the parties wish to amend certain provisions of the Note on mutual assent.

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and in the Note, intending to be legally bound, hereby agree to amend the Note:

1. The capitalized paragraph on the first page of the Note preceding the body of the Note is hereby deleted in its entirety.

2. The title of the Note on the first page following “TrueVote, Inc.” is amended from “Convertible Promissory Note” to “Conditional Promissory Note.”

3. The issuance date of the Note is hereby amended from December 20, 2019 to February 27, 2023 and all references to the date of the Note therein shall be deemed to be February 27, 2023.

4. The first paragraph on the first page of the Note is deleted in its entirety and replaced with the following:

“For value received, TrueVote, Inc. (“TV”), located at 151 Calle de San Francisco, Ste 200 PMB 1620, San Juan, PR 00901-1607 (“Borrower”), a Delaware corporation, agrees to pay to the order of Global Election Services Inc, located at 10 Short Drive, Roslyn, New York, 11576 (“GES” and hereinafter with successors in title and assigns referred to as the “Holder”) the principal sum of Fifty Thousand Dollars ($50,000), together with interest at the annual rate of 1.25% compounded annually, if, and only if, one of the following conditions is met prior to the Maturity Date (the “Conditions”): (i) an Event of Default described in Section 6(a)(i) hereof occurs; (ii) an Event of Default described in Section 6(a)(ii) occurs; or (iii) Borrower issues ownership interests of Borrower that result in the ownership percentage of GES in Borrower to be less than 15% of the total ownership of Borrower.”

5. The second paragraph on the first page of the Note beginning with the words “TV hereby grants GES the option to convert.” is hereby deleted in its entirety.

6. The following definitions contained in the Note are hereby deleted in their entirety: “Conversion Date,” “Prepayment of the Convertible Note,” Conversion Notice,” “Conversion Price Per Share,” “Securities Act,” and “Underlying Shares.”

7. The definition of “Maturity Date” is hereby deleted in its entirety and replaced with the following:

““Maturity Date” shall mean June 27, 2024.”

8. Section 2(b) of the Note is hereby deleted in its entirety and Section 2(a) of the Note is hereby deleted in its entirety and replaced with the following:

“Subject to the default provisions set forth herein, the principal amount of this Note together with accrued interest (the sum of such principal and accrued interest being hereinafter referred to as the “Amount Due”) shall be payable on the Maturity Date but only if at least one of the Conditions is satisfied prior to the Maturity Date.”

9. Sections 1, 3, 4 and 5 of the Note are hereby deleted in their entirety and each Section is replaced with the following:

“Reserved.”

10. Section 6(a) of the Note is amended as follows: (i) the second subsection that is enumerated with “(i)” is amended to be designated as subsection “(ii)”; and (ii) the third subsection that is enumerated as “(ii)” is deleted in its entirety.

11. Exhibit A attached to the Note is hereby deleted in its entirety.

12. No other Amendments. Except as expressly amended herein, the Note remains in full force and effect and no other amendment shall be effective unless in a writing signed by the parties.

13. Governing Law and Jurisdiction. The provisions of Sections 10(d) and (e) of the Note are hereby incorporated by reference

14. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties, intending to be legally bound, hereby execute this Amendment through their duly authorized officers on the date first set forth above.

TRUEVOTE, INC.

By:	/s/ Pedram Hasid
Name:	Pedram Hasid Title: Secretary

GLOBAL ELECTION SERVICES, INC.

By:	/s/ Kathryn Weisbeck
Name:	Kathryn Weibeck
Title:	President